EXHIBIT 10.51


                                 LOAN AGREEMENT

                  THIS AGREEMENT, is made, executed and concluded this 11th day of June, 2002, by and between IMAGING DIAGNOSTIC SYSTEMS, INC. (the "Borrower") and PETER WOLOFSKY, (the "Lender").

                  WHEREAS, Borrower owns that certain real property known and described as Lots 4 and 5 of LANDMARK INDUSTRIAL PARK, according to the plat thereof as recorded in Plat Book 96, Page 40, of the Public Records of Broward County, Florida.(the "Property"); and,

                  WHEREAS, the "Borrower" desires to borrow the sum of Seven Hundred Fifty Thousand (U.S. $750,000.00) United States Dollars from Lender; and

                  WHEREAS, Lender is willing to make a loan to Borrower in an amount not to exceed Seven Hundred Fifty Thousand (U.S. $750,000.00) United States Dollars, excluding all costs, fees and expenses, provided said loan and other existing indebtedness due from Borrower to Lender is secured by a mortgage loan upon the Property, subject to the terms and conditions hereinafter stated and not otherwise.

                              W I T N E S S E T H:

                  NOW THEREFORE, for and in consideration of the benefits accruing and to accrue to each other under the terms of this agreement, and in further consideration of favorable considerations mutually interchanged between the parties hereto, as well as other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties hereto promise, stipulate, covenant and agree as follows:

                  1. Borrower shall execute a mortgage and promissory note upon the terms required by the Lender in accordance with law, in favor of Lender, and encumbering the Property. The mortgage and promissory note in the principal sum of Seven Hundred Fifty Thousand (U.S. $750,000.00) United States Dollars, and are of a date even herewith and payable as therein provided. Borrower shall deliver a title opinion or commitment (which Lender shall obtain at Borrower's expense) to Lender showing that Borrower owns the Property, and that Borrower has full right, title and authority to pledge the Property as collateral security for the repayment of the said Seven Hundred Fifty Thousand (U.S. $750,000.00) United States Dollars. Lender shall have a first priority and perfected mortgage upon the property pledged as collateral security for the repayment of the debt.
                  2. Borrower acknowledges and agrees that the mortgage and related documents which Borrower shall execute as evidence of the debt and guaranty of the obligation of Borrower to repay the aforesaid U.S. $750,000.00 Dollars to Lender is the valid and subsisting liability and obligation of the Borrower and that the mortgage securing the repayment of said indebtedness is a valid first priority and perfected security agreement encumbering the Property, that the within debt is not subject to set-off, counterclaim, or any other claim or defense.

                  3. The Property will be kept in good repair and condition in accordance with the laws of the State of Florida, the Broward County Code of Ordinances and the Code of Ordinances of the City of Plantation, Florida and will not be damaged or injured and will not be sold, assigned, mortgaged, nor will a further security interest be granted without the written consent of the Lender, whose consent may be granted or withheld in the sole discretion of the Lender. The Property is used and occupied by the Borrower and will not be leased or rented except with the prior written consent of Lender and the Borrower will not suffer or permit any lien, encumbrance or charge of any character whatsoever upon or against the Property except the mortgage to Lender contemplated by this Agreement and will pay or cause to be paid all taxes, fees or charges that may be levied against the Property. Borrower will notify Lender immediately upon any forfeiture, impound or seizure of the Property.
                  4. At their own cost and expense, Borrower shall insure and at all times continue to maintain insurance on the Property with companies acceptable to Lender, and in the amount of the full insurable value of the Property or in such other amount(s) as shall be satisfactory to the Lender, insuring against any and all loss, damage and other risks and hazards as Lender may require, including but not limited to fire, theft, burglary, homeowners and bodily injury. In no event shall such coverage be in an amount whereby Lender shall be deemed a co-insurer of all or any part of the Property. Borrower shall deliver the original policies of insurance to the Lender together with any certificates or other evidence satisfactory to the Lender of compliance with these provisions. All policies of insurance shall have attached to and made a part thereof a standard long form, Loss Payable Endorsement, in favor of the Lender and Borrower hereby assigns to the Lender the proceeds of any and all such policies of insurance (including any refund of premium) and Borrower hereby directs each insurer to make payments of any losses or refunds directly to the Lender. The Borrower hereby appoints the Lender as Attorney-In-Fact for the Borrower in obtaining payment, adjusting, canceling or settling any claims upon or under any such insurance, and hereby respectively authorize the Lender to endorse in the name of the Borrower on any checks, drafts, or other instruments received or given in payment or liquidation of any claim under any such policy of insurance, and to perform each and every act deemed necessary by the Lender in connection with such Power of Attorney, the same being coupled with an interest and therefore non-revocable. Each policy of Insurance shall provide that the Lender's interests therein will not be invalidated by the acts, omissions or neglect of anyone other than Lender, and shall contain the insurer's agreement to give thirty (30) days prior written notice to the Lender before cancellation of or any material change in any such policy will become effective as to the Lender, whether such cancellation or change is at the direction of the Borrower or the insurer. The Lender's acceptance of policies in lesser amounts of risks other than as specified herein will neither be, nor deeded to be, a waiver of the Borrower's obligations hereunder.
                  5. Borrower shall pay all costs, expenses and fees incurred incident to the making of this loan, including, without limitation, survey fees, credit report fees, appraisal fees, title insurance, attorney fees, taxes (including documentary stamps and intangible tax), and recording fees and shall insure the mortgage with a mortgagee policy of title insurance on the Property running to the benefit of Lender.

                  6. Borrower warrants that it is in compliance with all laws, statutes, ordinances, governmental rules, regulations, and restrictions concerning the Property, and that all taxes due thereon have been paid.
                  7. Should Borrower fail to keep the Property free and clear of all encumbrances, liens and charges, except as herein provided or fail to pay any tax, levy, assessment, or public charge thereunder neglect or refuse to protect and maintain the Property and or keep the same in good order, repair and condition, or fail to obtain or keep in force all required insurance, then Lender, at his discretion, may discharge such an encumbrance, lien or charge; pay such tax, levy assessment or public charge; or expend such amounts as are necessary to protect and maintain the Property and/or to keep the same in good order, repair and condition; or obtain or keep in force all required insurance. All sums of money thus expended, and all other monies paid by Lender to protect its interest in the Property shall be repayable by Borrower to Lender on demand, and if not so repaid, shall be added to the obligations of the Borrower and bear interest, and be secured in like manner as the Borrowers obligations.
                  8. Borrower may not assign this agreement or any monies paid or to be paid hereunder or convey or further encumber the Property without the written consent of Lender.
                  9. No title or interest in or to all or any portion of the Property may be transferred, of record or otherwise, by Borrower, nor will the lien of Lender's mortgage be released as to all or any portion of the Property unless and until such time as the loan has been paid in full by Borrower to Lender.
                  10. Borrower agrees that they will pay all attorney's fees and costs incurred by Lender, before and after the execution of this agreement, in connection with the loan to Borrower and the payment/guaranty thereof.
                  11. Borrower hereby remises, releases, acquits, satisfies and forever discharges Lender of and from any and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever in law or in equity, including but not limited to, any obligation to have made or to make any further advances of monies pursuant to this agreement, which Borrower ever had, now has, or which any personal representative, successor, heir or assign of Borrower hereafter can, shall or may have, against Lender for, upon or by reason of any of the terms, conditions and provisions hereof, from the beginning of the world to the day of these presents.
                  Borrower acknowledges that this document is executed of Borrower's own free will and volition, without threat, duress or coercion of any kind, with full and complete understanding of the terms hereof, and further acknowledges and understands that this provision is a moving consideration in the willingness of Lender to execute this agreement and fund the loan referred to above.
                  As a condition of Lender making the loan to Borrower, Borrower shall have Borrower's counsel deliver to Lender the opinion letter substantially in the form attached hereto as Exhibit "C."
                  12. Borrower will at all times be liable to and indemnify and save the Lender harmless from and against any and all claims and liabilities

                  13. This agreement, together with the exhibits (if any) or other documents attached hereto and/or referred to herein, and the agreements referred to herein, constitute the entire agreement of the parties with reference to the subject matter hereof, and no modification, waiver, amendment, discharge or change of this agreement shall be valid unless the same is in writing and signed by the parties against which the enforcement of such modification, waiver, amendment, discharge or change is sought. There are no oral representations, inducements or agreements between the parties which have not been specifically made a part of this agreement or upon which any of the parties hereto is relying.
                  14. This agreement shall be binding upon the parties hereto, their successors and assigns.
                  15. This agreement is the result of the joint efforts and negotiations of the parties hereto, with each party being represented or having had the opportunity to be represented by legal counsel of his or its own choice. No single party is the author or drafter of this agreement or any of the provisions of it. Each of the parties assumes joint responsibility for the form and composition of all of the contents of this agreement and each party agrees that this agreement shall be interpreted as though each of the parties participated equally in the composition of it and each and every provision and part of it. The parties agree that the rule of judicial interpretation to the effect that any ambiguity or uncertainty contained in the agreement is to be construed against the party who drafted the agreement shall not be applied in the event of any disagreement, dispute or litigation arising out of this agreement. For the purposes of this paragraph the term agreement shall also include all documents referred to in this agreement and all documents executed or delivered pursuant to this agreement.

                  IN WITNESS WHEREOF, the parties have hereunto set their hands and seals, intending to be bound, this 11th day of June, 2002.



/s/Allan L. Schwartz                  Imaging Diagnostic Systems, Inc.
--------------------
Witness


/s/ Donna Quinn                       By: /s/ Linda B. Grable
---------------
Witness                                     Linda B. Grable,
                                            -----------------
                                            CEO COB Print Name/Title
                                            -------


STATE OF FLORIDA   :
                   :        ss.
COUNTY OF BROWARD  :

                  I HEREBY CERTIFY that on this day, personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, LINDA B. GRABLE, Chief Executive Officer/Chairman of the Board of Imaging Diagnostic Systems, Inc., who executed the above and foregoing instrument, and acknowledged before me that she executed same freely and voluntarily for the purposes therein set forth and expressed.
                  WITNESS my hand and official seal at Fort Lauderdale, Broward County, Florida, this 11th day of June, 2002.



                                        /s/ Bruce D. Green
                                        ------------------
                                        Notary Public
                                        State of Florida at Large
(  ) Personally Known                   My commission # CC 803281
                                        My commission expires: February 21, 2003
(X) Photographic I.D.
Type: Florida Drivers License

                             BALLOON PROMISSORY NOTE

$ 750,000.00                                                   June 11, 2002
                                                     Broward County, Florida

For value received the undersigned herewith promises to pay to PETER WOLOFSKY (hereinafter referred to as Payee), the principal sum of Seven Hundred Fifty Thousand and 00/100 (U.S. $750,000.00) United States Dollars, which shall bear interest at the rate of twelve (12%) percent per annum.

The undersigned shall pay to Payee each and every month, without demand, principal and interest in the amount of Nine Thousand One and 26/100 ($9,001.26) United States Dollars and, in addition thereto, one-twelfth (1/12) of the annual real estate taxes (based upon the annual real estate taxes for the year 2001 in the amount of Two Thousand Nine Hundred and 00/100 ($2,900.00) United States Dollars per month) which will accrue on the real property encumbered by the mortgage securing payment hereof until (i) the retirement of the within debt, or
(ii) Maker provides proof that the real estate taxes for the year 2002 have been paid in full (whichever shall first occur) making the total monthly payment Eleven Thousand Nine Hundred One and 26/100 ($11,901.26) United States Dollars, until the 2002 real estate taxes are paid, at which time the monthly payment will be $9,001.26 until paid in full, with the first such payment being due and payable on the 11th day of July, 2002, and on the same day of each and every month thereafter until June 11, 2003 on which date the entire unpaid balance of principal and interest shall be due and payable in full. All payments due hereunder shall be made to Payee at 6017 LeLac Road, Boca Raton, Florida 33496. Payments shall be deemed delinquent, and the Maker in default, if any payment due hereunder is not received within ten (10) days of the date when due.

This note may not be prepaid in whole or in part at any time without penalty.

It is understood and agreed that upon a default in payment when due, the holder hereof (or any individual holder of an interest herein), may at its/his/her election, accelerate the unpaid balance of the principal and all accrued interest due and declare the same payable at once.

Further, at the option of the Holder (as that term is defined below), this Note shall mature and become due and payable without demand or notice, which are hereby waived, if any maker, endorser, or guarantor of this Note shall suspend business; become insolvent; commit an act of bankruptcy; file for or have filed against it, any petition in bankruptcy or any proceeding under any law relating to the relief of debtors, or for the appointment of a receiver of its property; make any bulk sale of its property; make any assignment for the benefit of creditors; mortgage, pledge or transfer any accounts receivable or other property, in trust or otherwise; make any material false representation to the Holder incident to this transaction as of the date hereof; have a judgment entered and warrant of attachment or execution issued against any of the property of Maker which remains unresolved for fifteen (15) days after issuance thereof.

Upon default, the principal balance shall bear interest at the rate of eighteen (18%) percent per annum.

No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

Maker waives demand and presentment for payment, notice of dishonor, notice of nonpayment, notice of protest, and protest; and all other notices or demands in connection with the delivery, acceptance, performance or default of this Promissory Note, except as herein set forth.

If a law which applies to this obligation and which sets maximum loan charges is finally interpreted so that the interest or other loan charges collected or to be collected in connection with this loan exceed the permitted limits, then: (i) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (ii) any sums collected from the Maker which exceed permitted limits will be refunded to the Maker. The Holder can choose to make this refund, in its sole and absolute discretion, either by: (i) reducing the principal amount owed under this Promissory Note which reduction shall be treated as a partial prepayment under this Promissory Note or (ii) by making a direct payment to the Maker. Any refund made shall be calculated by determining the difference in the actual interest rate and the legal interest rate multiplied by the unpaid balance of this Promissory Note at the time such improper rate of interests was charged.

As used in this note, the term, "Holder" shall mean the Payee or other endorsee of this Promissory Note, and if assigned, any entity or person to whom an interest herein has been assigned, and who is in possession of it or rights hereunder, or the bearer of this Promissory Note, if this Promissory Note is at the time payable to the bearer. The term "Maker" shall mean the undersigned and all Guarantors of the within indebtedness.

Upon default Maker will pay all costs of collection, including the court costs and attorney's fees of the Payee/Holder in lower courts and all appellate courts. TRIAL BY JURY OF ALL ACTIONS ARISING HEREUNDER IS IRREVOCABLY WAIVED AND ALL ACTIONS, IN LAW, EQUITY OR OTHERWISE, SHALL BE TRIED TO THE COURT SITTING WITHOUT A JURY. Maker confirms that the within debt is absolutely and irrevocably due to Payee and is not subject to any set-off, defense or counterclaim. Maker agrees that in any litigation arising hereunder that Maker shall not assert any defense, set-off or counterclaim all of which are hereby waived.

                  This Promissory Note is secured by a Mortgage of even date.

                                       Imaging Diagnostic Systems, Inc.

                                       By: /s/ Linda B. Grable

                                       Print Name: Linda B. Grable
                                                   ---------------
                                       Print Title: CEO COB
                                                   ---------

(PROMISSORY NOTE, PAGE TWO)

                   * *  BALLOON MORTGAGE  * *


THIS IS A BALLOON MORTGAGE AND THE FINAL PRINCIPAL PAYMENT OR THE PRINCIPAL BALANCE DUE UPON MATURITY IS $739,961.53 TOGETHER WITH ACCRUED INTEREST, IF ANY, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE.


                  THIS BALLOON MORTGAGE (the "Mortgage") is made and executed this 11th day of June, 2002, by IMAGING DIAGNOSTIC SYSTEMS, INC., a Florida corporation, whose address is 6531 NW 18th Court, Plantation, Florida 33313 (hereinafter referred to as the "Mortgagor"), in favor of PETER WOLOFSKY (hereinafter referred to as "Mortgagee") whose address is 6017 LeLac Road, Boca Raton, Florida 33496, and is made in reference to the following facts:

                  A. Mortgagor is justly indebted to Mortgagee in the principal sum of Seven Hundred Fifty Thousand ($750,000.00) Dollars, which is evidenced by a promissory note executed by Mortgagor in favor of Mortgagee, dated the 11th day of June, 2002, the terms and conditions of which are incorporated in and made a part hereof (the "Note") and a true and correct copy of which is attached hereto, marked Exhibit "A" and by this reference made a part hereof. The Note bears interest at the rate therein stated, provides for payments of principal and interest in the manner therein stated and has a maturity date of June 11, 2003.

                  B. Mortgagee desires to secure the prompt payment of the Note, and any additional indebtedness accruing to the Mortgagee on account of any future payments, advances or expenditures made by the Mortgagee or on account of any other indebtedness incurred in connection with this Mortgage.

                  NOW, THEREFORE, for and in consideration of Mortgagee making the aforesaid loan to Mortgagor and for other good and valuable consideration, and to secure the payment of the aforesaid indebtedness, the Mortgagor does hereby grant, bargain, sell, alien, remise, convey and confirm unto the Mortgagee all that certain land, and all structures, buildings and improvements thereon, of which Mortgagor is now seized and in possession, situate in Broward County, Florida, more particularly described as follows:

                  Lots 4 and 5 of LANDMARK INDUSTRIAL PARK, according to the plat thereof as recorded in Plat Book 96, Page 40, of the Public Records of Broward County, Florida.

                  TOGETHER WITH all and singular the tenements, hereditaments and appurtenances and all structures, buildings and improvements of every kind and description now or hereafter on said land, and all heretofore or hereafter vacated alleys and streets abutting said land, and all riparian and littoral rights, easements, rights, rents, royalties, mineral, oil and gas rights and profits, water and water rights and water stock appurtenant to the said land, and all fixtures, machinery, equipment, building materials and appliances of every nature whatsoever now or hereafter located in, or on, or used, on intended to be used in connection with the said land, improvements and appurtenances including, but not limited to those for the purposes of supplying or distributing heating, electricity, gas, water, air and light; and all elevators and related machinery and equipment, plumbing, water heaters, sinks, and other plumbing fixtures, awnings, storm windows, storm doors, attached floor covering, antennae, trees and plants, all of which, including replacements and additions thereto, shall be deemed to be and remain a apart of the Property covered by the Mortgage.

                  FURTHER, TOGETHER WITH all rents, issues, income, profits, and all accounts receivable generated through the use by Mortgagor or others of the Property encumbered by this Mortgage, including any such rents, issues, income, profits and all accounts receivable of any business activity conducted by Mortgagor on or through the use of such Property; and the proceeds of all of the foregoing.

                  All of the above described property and interests will sometimes be referred to herein as the "Property."

                  TO HAVE AND TO HOLD the Property unto the Mortgagee and its successors and assigns forever.

                  The Mortgagor hereby covenants and agrees with and warrants to the Mortgagee as follows: (i) that the Mortgagor is the absolute fee simple owner of the Property; (ii) that the Property is and will remain free and clear of all encumbrances except real property taxes for the then current year; (iii) that Mortgagor has full power and lawful right to mortgage and convey the Property; (iv) that no delinquency exists with respect to the payment of any taxes, assessments, water or sewer charges or other governmental impositions of any kind levied or assessed on the property; (v) that upon default by Mortgagor it shall be lawful for the Mortgagee at all times to peacefully enter upon, hold, occupy and enjoy the Property and every part thereof; (vi) that Mortgagor will make such further assurances to protect the fee simple title to the Property in the Mortgagee as may be reasonably required; (vii) that Mortgagor does hereby fully warrant the title to the Property and will defend the same against the lawful claims of all persons whomsoever; and (viii) that Mortgagor is a Florida corporation, under no restraint, limitation or restriction, and having full legal capacity to make this mortgage and the Note secured hereby.

                  And the Mortgagor does hereby further covenant and agree with and promise to the Mortgagee as follows:

                  1. Payment: Mortgagor shall strictly and fully comply with all provisions of this Mortgage and of the Note secured hereby. Mortgagor shall promptly pay Mortgagee all sums of money evidenced by the Note as well as all sums of money required by this Mortgage on the days, respectively, the same severally become due.

                  2.  Taxes:
                      -----

                    a. Mortgagor shall, during the term of this Mortgage, pay all taxes, assessments and encumbrances of every nature that may for any and all purposes be payable, assessed or imposed on the Property, or any part thereof, or the income therefrom, and upon this Mortgage and the Note, or the money secured and evidenced thereby, and shall pay them before the delinquency thereof and legible copies of receipts evidencing payment of said taxes, assessments, levies and encumbrances shall be deposited with the Mortgagee on or before October 31 of each succeeding year during the term of this Mortgage. Any such tax, assessment, water, rent, claim, lien or encumbrance shall be paid under protest as a condition of Mortgagors right to contest same and the security of this Mortgage shall not be jeopardized.

                    b. If the Mortgagee does not pay the real estate taxes and assessments within the earliest maximum discount period available, then the Mortgagee may require that escrow payments as to taxes and assessments be paid to Mortgagee by the Mortgagor, during the term of this Mortgage. In such event, the Mortgagor shall pay to Mortgagee, to the extent reasonably requested by the Mortgagee, on dates directed by the Mortgagee such amounts as Mortgagee from time to time reasonably estimates is necessary to create and maintain a reserve fund from which to pay, before the same become due, all taxes and governmental assessments relating to the Property and as additional security for the debt secured by this Mortgage. Said payments may be, at the discretion of the Mortgagee, a monthly sum and amount equal to one_twelfth (1/12) of the estimated annual taxes and assessments upon the Property, as the amount thereof is determined from time to time by Mortgagee in its reasonable discretion. In the event such monthly escrow payments are insufficient to pay for said insurance premiums, taxes and assessments when due, Mortgagee may demand of Mortgagor that the amount of such payments be increased and/or Mortgagee may demand that the difference be paid to it by the Mortgagor, and Mortgagor shall promptly, and not later than ten (10) days, comply with such demands. There shall be no interest due to Mortgagor on such deposits. Payments from said reserve fund for said purposes may be made by the Mortgagee at its discretion even though subsequent owners of the Property described herein may benefit thereby. In the event of any default under this Mortgage which is not cured within the curative period set forth herein Mortgagee at its discretion and option may apply all or any part of said reserve fund to the indebtedness hereby secured. In refunding any part of said reserve fund, the Mortgagee may deal with whomsoever is represented to be the owner of the Property at that time. If Mortgagee establishes an escrow for the payment of taxes then such taxes shall be paid within the time to obtain the maximum discount and evidence of payment shall be provided to Mortgagor within fifteen (15) days thereafter.

                  3. Insurance: Mortgagor shall keep the Property and all improvements which are now, or which hereafter may be erected therein on thereon, including any personal property and fixtures described above, constantly insured against loss by fire with extended coverage in a sum not less than full insurable value, and in addition shall keep in full force and effect policies of insurance insuring against such other hazards, casualties, and contingencies as Mortgagee may reasonably require, including, but not limited to Flood Insurance, Property Damage Insurance and Public Liability Insurance, naming Mortgagee as loss payee and as additional insured. All insurance required by Mortgagee hereunder shall be on such forms, for such periods, and in such amounts as Mortgagee may reasonably require with loss payable to the Mortgagee under a clause acceptable to Mortgagee in its sole discretion (which shall include a minimum of thirty (30) days advance notice of cancellation of such insurances). Mortgagor shall deliver the policy, or policies, to the Mortgagee as additional security, and where renewal policies are necessary in the performance of this covenant to deliver them at least thirty (30) days before the expiration of the existing insurance. In the event such policy or policies are a part of a master policy insuring properties in addition to the Property, then Mortgagor may submit to Mortgagee a certified copy of such policy together with the original loss payable endorsement in lieu of the original policy as set forth above. In the event of loss, the Mortgagor shall give immediate notice by mail to the Mortgagee; and if Mortgagor is in default of payment of the Promissory Note secured by this Mortgage and Mortgagor shall fail to agree with the insurance companies involved as to the amount and terms of any loss within sixty (60) days of the happening of such loss, then the Mortgagee may negotiate and settle said loss with such insurance companies and neither the Mortgagee nor the insurance companies involved shall, upon such settlement being made, be liable in any manner to the Mortgagor. The Mortgagee shall have the right to apply any funds received from insurance policies required under this Mortgage to the payment of this indebtedness or other sums hereby secured, or at its option may allow such monies to be used in restoring the Property on terms and conditions acceptable to and prescribed by the Mortgagee (and in which event the funds may be retained without interest). The right to any return premiums on any insurance policies covered by this Mortgage is hereby assigned to Mortgagee as further security for the Note secured hereby.

                  4. Condemnation: In the event the Mortgagor is served with process or otherwise notified of a condemnation action or any other action which involves a taking of the Property or any part thereat, the Mortgagor shall notify the Mortgagee in writing of such within five (5) days from the date of service of process or such other notification (so as to be received by the Mortgagee within said period). The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation or other taking of the Property, or any part thereat, or for conveyance in lieu of condemnation, are hereby assigned and shall be paid to Mortgagee. Mortgagee shall not be held responsible for any failure to collect any award or awards, regardless of the cause of such failure. Any such award or awards received by the Mortgagee may, at its option, be used in restoring the Property on terms and conditions acceptable to and prescribed by the Mortgagee (and in which event the funds may be retained without interest), or be applied as a credit on any portion of the indebtedness or sums secured hereby, whether then matured or subsequently to mature (provided that such does not exceed the amount necessary to pay in full all indebtedness secured by this Mortgage).

                  5. Use and Alteration of Property: Unless required by applicable law or unless Mortgagee has otherwise agreed in writing, Mortgagor shall not allow changes in the nature of the occupancy for which the Property was intended at the time this Mortgage was executed. Mortgagor shall not initiate or acquiesce in a change in the zoning classification of the Property without Mortgagees written consent. Mortgagor shall not make any change in the use of the Property which will create a fire or other hazard not in existence on the date hereof, nor shall Mortgagor in any way increase any hazard.

                  6. Surface Alteration and Mineral Rights: Mortgagor shall not consent to, permit or indulge in any entry, either by itself or by any others, upon the surface of the property for the purpose of exploration, drilling, prospecting, mining, excavation or removal of any earth, sand, dirt, rock, minerals, oil or any other substance without the Mortgagee's approval and written consent.

                  7. Waste and Mechanic's Lien: Mortgagor shall keep the Property, and all equipment, appurtenances and accessories constantly in good order and repair; shall comply with all laws, ordinances, and regulations now or hereafter affecting the Property or any part thereof; and shall not permit, suffer or commit any waste, impairment or deterioration of said Property, or any part thereof. In addition, in the event any mechanics or materialmen's liens are filed against the Property, or any part thereof, Mortgagor shall cause the same to be discharged, paid, bonded or otherwise satisfied so that it no longer affects the Property within thirty (30) days after the filing thereof, or within ten (10) days after a suit for the foreclosure thereof has been filed, whichever date is earlier.

                  8. Protection of Mortgagee's Security: Mortgagor shall execute and/or cause to be executed such further assurances of title to the Property, and to take and cause to be taken, such steps, including legal proceedings as may at any time appear to the Mortgagee to be desirable to perfect the title to the Property in the Mortgage. Upon a failure or default in or breach of performance of any of the covenants and agreements contained herein, in any particular, the Mortgagee may, without notice to the Mortgagor, pay all taxes, assessments, and public charges, and/or take such steps as may be necessary to secure or redeem the Property from forfeiture or sale, and/or effect or renew any insurance, and/or make such repairs as may be necessary to keep the Property, equipment, fixtures, furnishings, appurtenances and accessories in good order and repair and/or take or cause to be taken, such steps, including legal proceedings, as may be desirable to prevent the commission of waste, impairment or deterioration of the Property, or any part thereof, or to perfect the title to the Property in the Mortgagee, and/or to perform any other acts or expend such other sums deemed necessary by Mortgagee to protect its security for the repayment of the Note and all sums expended in the doing of or on account of the same, shall be a part of the debt secured by this Mortgage, and shall be secured as fully as the principal debt and interest is secured, and shall bear interest at the highest legal rate permitted by law to be charged by Mortgagee from the date of the expenditure thereof and shall, together with the interest thereon, be repaid by the Mortgagor before the expiration of a period of thirty
(30) days thereafter. But there is no obligation upon the Mortgagee to make such payments or take such steps, nor shall any act of the Mortgagee or any failure to act under the powers granted by this paragraph 8, nor any lapse of time, be construed as the waiver of any breach of the covenants and agreements contained herein.

                  9. Civil Proceedings: If any action or proceeding is commenced by a third party (except an action to foreclose this Mortgage or to collect the debt secured hereby), to which action or proceeding the Mortgagee is or becomes a party (which pertains to the lien of this mortgage) or in which it becomes necessary to defend or uphold the lien of this Mortgage (including to protect its interests in any condemnation proceedings), all sums paid by the Mortgagee for the expense of any litigation (including reasonable attorney's fees and appellate counsel fees, if any) to prosecute or defend the rights and lien created by this Mortgage shall on notice and demand be paid by the Mortgagor, together with interest thereon at the highest legal rate permitted by law to be charged by Mortgagee, and shall be a lien on the Property, prior to any right or title to, interest in or claim upon the Property subordinate to the lien of this Mortgage, and shall be deemed to be secured by this Mortgage and evidenced by the Note.

                  10. Payments Received: That any payment made in accordance with the terms of this Mortgage by any person at any time liable for the payment of the whole or any part of the sums now or hereafter secured by this Mortgage, or any subsequent owner of the Property, or by any other person whose interest in the Property might be prejudiced in the event of a failure to make such payment, or by any stockholder, officer or director of a corporation or by any partner of a partnership or beneficiary of a trust which at any time may be liable for such payment or may own or have such an interest in the Property, shall be deemed, as between the Mortgagee and all persons who at any time may be liable as aforesaid or may own the Property, or any part thereof, to have been made on behalf of all such persons.

                    11. Inspections: The Mortgagor agrees, upon default, that Mortgagee and any person authorized by the Mortgagee shall have the privilege of making inspections of the Property at reasonable times during the life of this Mortgage.

                  12. Reserved.

                  13. Assignment of Rents: Mortgagor does hereby assign and set over unto the Mortgagee as additional security for the indebtedness and other items herein secured, all rents, issues, profits, income and accounts receivable generated through the use by Mortgagor or others of all or any part of the Property, including any such rents, issues, profits, income and accounts receivable of any activity conducted by Mortgagor on or through the use of the Property, as well as the proceeds of all of the foregoing. Mortgagor does hereby appoint the Mortgagee its attorney_in-fact to collect said rents, issues, profits, income and accounts receivable with or without suit and apply the same, less expenses of collection, to the said indebtedness, other secured items and repairs, in such manner as the Mortgagee may elect; provided however, that until there be a default under the terms of this Mortgage (which is not cured within the applicable curative period prescribed herein), Mortgagor may continue to collect and enjoy said rents, issues, profits, income and accounts receivable giving only an annual accounting to the Note holder for the same. The curing of any default within the period permitted by this Mortgage shall entitle the Mortgagor to again collect said rents, issues, profits, income and accounts receivable. This assignment of rents, issues, profits, income and accounts receivable and power of attorney shall be irrevocable and shall be in addition to the other remedies herein provided for in event of a default and may be put into effect independently of or concurrently with any of said remedies, but no liability shall attach to the Mortgagee for failure or inability to collect any rents, issues, profits, income and accounts receivable herein assigned. Assignment, lien, and power of attorney shall apply to all rents, issues, profits, income, accounts receivable, choses in action and the proceeds of same hereafter accruing from present contracts for deed, purchase agreements, option agreements or leases and rentals of the Property and any business activity conducted from or on the Property and from all contracts for deed or purchase agreements, option agreements or leases and rentals and any business activity hereafter made or conducted by the present or any future owners of the Property, and any persons entering into contracts for purchase or sale of the Property shall take subject to all the provisions and conditions hereof.

                  14. Release of Liability: Without affecting the liability of any party (other than any party released pursuant thereto) for payment of any indebtedness secured hereby, and without affecting the superiority or validity of the lien hereof upon any Property not released pursuant thereto, Mortgagee may at any time, and from time to time, without notice, in whole or in part, release, discharge or modify the obligation of any party liable for payment of any indebtedness secured hereby, or extend the time for payment for such indebtedness, or agree to alter any other terms of payment of such indebtedness or accept additional security of any kind or release any Property securing such indebtedness or consent to the making of any map or plat for the creation of any easements thereon or otherwise.

                    15. Intervening Liens: Any agreement hereafter made by Mortgagor or Mortgagee pursuant to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance.

                  16. Waiver: No failure of Mortgagee to exercise any option herein given to declare the maturity of the debt hereby secured shall be taken or construed as a waiver of its right to exercise such option or to declare such maturity by reason of any past, present or future default on the part of Mortgagor; and the procurement of insurance or the payment of taxes or other liens, debts, or charges by Mortgagee shall not be taken or construed as a waiver of its right to declare the maturity of the indebtedness hereby secured by reason of failure of Mortgagor to procure such insurance or to pay such taxes, debts, liens or charges. The lien of this instrument shall remain in full force and effect during any postponement or extension of time of payment of any part or all of the indebtedness secured hereby and during the term of any future advances made hereunder.

                  17. Exemptions: The Mortgagor agrees not to set up or claim the benefit of curtesy or dower laws, or any exemption or insolvency laws against any claim of the Mortgagee, for any sum of money which may become due and payable to Mortgagee, under the covenants and agreements of the Note, or of this Mortgage, or any other instrument securing said Note, or against the securing of execution of any judgment sought thereon, all of said rights and exemptions being hereby expressly waived.

                  18. Default: The happening of any of the following events shall constitute a default hereunder: (a) a default shall occur under the Note;
(b) failure of Mortgagor to perform any material agreement of this Mortgage or in any other instrument securing said Note or in any other instrument executed by Mortgagor in connection with the loan secured hereby; (c) the filing of any petition under the Bankruptcy Code, or any similar federal or state statute, by any obligor (which term shall mean and include the Mortgagor, each borrower, endorser, surety, guarantor and all others who may become liable for all or any part of the obligations secured hereby, as well as anyone that owns, from time to time, all or any portion of the Property or any interest therein) or by any obligor against another obligor; (d) the filing by anyone other than an obligor of any petition under the Bankruptcy Code, or any similar federal or state statute, against any obligor; (e) the filing in any court by any person or entity of an application for the appointment of a receiver or trustee to take custody of the Property or any part thereof; (f) the filing of any application in any court for the appointment of a receiver for the benefit of one or more creditors, or the making of a general assignment for the benefit of creditors as to any obligor: (g) the dissolution, business failure, merger, consolidation or reorganization of any obligor; (h) any material warranty, representation, certificate or statement of any obligor (whether contained in this Mortgage, the Note, other instruments of security or other instruments executed in connection with the loan secured hereby) is not true; (i) taking of possession of all or any substantial part of the Property encumbered by this Mortgage or other instruments of security securing the Note at the instance of any governmental authority; (j) a default shall occur under or any proceedings are instituted for the foreclosure or collection of any mortgage, judgment or lien prior or subordinate to the lien of this Mortgage affecting the Property (including collateral encumbered by the other instruments of security for the Note); (k) a default by Mortgagor or other obligor shall occur under any lease or contract affecting all or any part of the Property accompanied by a default in payment; or (l) should any license or permit in existence on the date of this Mortgage or any other license or permit necessary for the operation and use of the Property contemplated herein be revoked or terminated or should any conditions imposed by any governmental authority not be complied with by the time requested by such authority as a condition to non_revocation or non_termination which impairs the security to Mortgagee of the lien of this mortgage. The enumeration of events of default under this paragraph 18 shall not exclude such other events of default under this Mortgage which are set forth in other paragraphs.

                  19. Acceleration: If a default shall occur hereunder and remains uncured for ten (10) days or more, without notice, then the full unpaid principal amount of the Note together with all accrued interest shall become immediately due and payable at the option of the Mortgagee as fully and completely as if said aggregate sum were originally stipulated to be paid at such time. A default shall be deemed to include, but is not limited to, the failure to make payments of principal, interest and late charges under the Note as well as payments of escrow taxes and governmental assessments and premiums for insurance under this Mortgage any security agreement securing the Note. That is to say, upon the breach of any of the terms or covenants herein to be performed by the Mortgagor and the failure of the Mortgagor to cure such breach, the Mortgagee or holder shall have the right to accelerate the maturity of this Mortgage as though it were due and payable on the day following such curative period and to demand payment in full of the Mortgage amount of any unpaid balance thereof, and to exercise all the rights and remedies herein or by law reserved to the Mortgagee the same as in any event of default hereunder, anything in the Note secured hereby or herein to the contrary notwithstanding. Notwithstanding anything contained in this paragraph 19 to the contrary, there shall be no requirement of a curative period as set forth above in the event of any default specified in paragraphs 18(c), (d), (h), (i), (j), or (k) hereof. If the Note secured hereby is a demand note, the terms and provisions of this paragraph or of any other provision in this Mortgage, shall not be deemed or interpreted to alter or abrogate the demand nature of the Note or the rights or Mortgagee under a demand instrument.

                  20. Receiver: In the event a suit is instituted to foreclose or reform this Mortgage or to enforce payment of any claims hereunder, the Mortgagee shall have the right, at any time pending such suit, to apply to the Court having jurisdiction thereof for the appointment of a Receiver of all and singular the Property, and of all rents, profits, income, issues, accounts receivable and proceeds as assigned hereunder; and upon such application such court shall forthwith appoint a Receiver of the Property, all and singular, and of such rents, income, profits, issues and accounts receivable with the usual powers and duties of Receivers in like cases, and such appointment shall be made as a matter of absolute right to the Mortgagee and without reference to the adequacy or inadequacy of the security, or to the solvency or insolvency of the Mortgagor. Such rents, profits, income, issues and accounts receivable shall be applied, after payment of the expenses of receivership and management of the Property by the Receiver aforesaid, according to law and the order and practice of such Court, and all rents, profits, income, issues and accounts receivable as hereinabove assigned are hereby transferred, assigned, set over and pledged as further security for the payment of the Mortgage indebtedness, with the right on the part of the Mortgagee, but without any duty to do so, at any time after default hereunder to demand and receive and apply the same upon the mortgage indebtedness, and such appointment shall be without notice to any obligor hereunder.

                  21. Litigation, Costs and Attorney's Fees: In the event the Property or any part thereof becomes the subject of or involved in any action or court proceeding (including any bankruptcy case or proceeding), the prevailing party in such litigation shall recover and be reimbursed by the non-prevailing party for all costs, charges and expenses, including reasonable attorney's fees, and further including those on appeal, incurred by in connection with or growing out of such action or proceeding and all such costs, charges, expenses and attorney's fees shall be secured, if in favor of Mortgagee, by the lien of this Mortgage. The non-prevailing party agrees to pay all such costs, charges, expenses and attorney's fees, costs of abstracts of title, title searches and appraisals, incurred or paid at any time by the prevailing party because of the failure of the non-prevailing party to fully perform the agreements and covenants of the Note or this Mortgage or of any other instrument securing the Note or executed in connection with the loan evidenced by the Note. Said costs, charges and expenses shall be immediately due and payable and secured by the lien of this Mortgage if Mortgagee is the prevailing party. Said reasonable attorney's fees shall include any such incurred or expended at any time by the Mortgage after any default by the Mortgagor as specified above even if incurred prior to the commencement of any action or otherwise, in the foreclosure of this Mortgage or the collection of the amount secured hereby, of Mortgagee is the prevailing party. The obligation to pay costs, expenses and attorney's fees shall include those costs, expenses and fees incurred by the Mortgagee in seeking to collect or enforce any judgment entered on the Note, this Mortgage and such obligation shall not merge in such judgment or judgments but shall survive and continue until all debts and obligations evidenced by the Note, this Mortgage or any other instruments of security, and any judgment or judgments entered thereon or foreclosures thereof are enforced, paid and satisfied in full, if Mortgagee is the prevailing party. TRIAL BY JURY OF ALL ACTIONS ARISING HEREUNDER IS IRREVOCABLY WAIVED AND ALL ACTIONS, IN LAW, EQUITY OR OTHERWISE, SHALL BE TRIED TO THE COURT SITTING WITHOUT A JURY.

                  22. Transfer of Property: If all or any part of the Property or any interest therein is sold or transferred by Mortgagor (or any subsequent owner of the Property) to any party without Mortgagee's prior written consent, Mortgagee may, at Mortgagees option, and without notice to the Mortgagor, declare all sums secured by this Mortgage to be immediately due and payable. Mortgagee shall have waived such option to accelerate if, prior to the sale or transfer, Mortgagee and the person to whom the Property is to be sold or transferred reach agreement in writing that the credit and other factors required by Mortgagee (including, without limitation, experience, principle location of person and past credit performance) is satisfactory to Mortgagee in its sole discretion and that the interest payable on the sum secured by the Mortgage shall be at such rate as Mortgagee shall request in its sole discretion, and at closing such person shall assume in writing the indebtedness secured hereby and the obligations set forth herein, and execute such other documents that Mortgage may reasonably require.

                  23. Other Limitations: In addition to the limitation set forth in paragraph 22 hereof, Mortgagor agrees that the following events shall not occur on or after the day and year first above written without the prior written consent of Mortgagee: (a) transfer or assignment of any interest whatsoever in the property; (b) encumbering of all or any part of the Property except in favor of Mortgagee; (c) conversion of the Property into a form of ownership other than its present use; (d) sales or leases of interval ownership or time sharing of all or any part of the Property. If any of such events do occur, such shall be deemed a default under this Mortgage, and the Mortgagee or holder shall have the right to accelerate the maturity of this Mortgage as though it were due and payable on the day of such default and to demand payment in full of the said Note or any unpaid balance thereof, and to exercise all rights and remedies herein or by law reserved to the Mortgagee the same as in any event of default hereunder, anything contained in the Note secured hereby or herein to the contrary notwithstanding. There shall be no requirement of any curative period, and the provisions of paragraph 19 hereof as to curative periods are inapplicable, for curing such event of default under this paragraph 23 or under paragraph 22 hereof. The Mortgagor acknowledges that the loan secured hereby is a purchase money obligation and that Mortgagee is making such loan to Mortgagor not only on the basis of the collateral secured by this Mortgage but likewise on the basis of the Mortgagor owning all of the Property during the term of said loan. Accordingly, Mortgagor agrees that limitations contained in this paragraph 23, and in paragraph 22 hereof shall be strictly construed against the Mortgagor and in favor of Mortgagee. Any default under any of such limitations shall be non_rebuttable and conclusively presumed to jeopardize the security and collateral of Mortgagee for its loan, as same is defined and construed under Florida appellate decisions as may exist from time to time (but without any expressed or implied consent or waiver that state law rather than federal law shall be applicable in the construction and application of the foregoing provisions). At the option and in the sole discretion of Mortgagee, Federal regulatory or statutory law as affects "due on sale" or "due on encumbrance" clauses when a federal savings and loan association is the lender shall apply and control, rather than Florida law, irrespective of any other provision contained in this Mortgage to the contrary.

                  24. Proceeds of Claims, Awards, Rents and Sales: All monies, other than proceeds of foreclosure sale or other transfer of title to the Property in extinguishment of the indebtedness secured by this Mortgage, which are paid to, collected or received by Mortgagee in connection with or as the proceeds of insurance loss claims, condemnation awards, rents, leases, or sales as provided under the terms of this Mortgage, shall be applied by Mortgagee as follows: first to payment of Mortgagee's costs, including any advances made by

Mortgagee and all expenses, real estate commissions and attorney's fees incurred therewith; second, to payment to Mortgagee of interest, at the highest legal rate permitted by law to be charged by Mortgagee, on said costs from the date of such expenditures; and third, at option of Mortgagee to (a) restoration or repair of the Property, if applicable, or (b) to payment of interest due on the principal indebtedness, and the remainder, if any, to the principal indebtedness secured by this Mortgage. Unless Mortgagor and Mortgagee otherwise agree in writing, any such application of proceeds to principal shall not extend or postpone the due date of the installment payments referred to in paragraphs 1 and 2 hereof or change the amount of such installments. Nothing in this paragraph shall affect the lien of this Mortgage or the liability of the Mortgagor for payment of the entire balance of the indebtedness secured hereby.

                  25. Proceeds of Foreclosure Sale: If this Mortgage is foreclosed by a proper suit and the Property is sold to satisfy a decree of foreclosure, the proceeds of such sale shall be applied as follows: First, to the expenses and costs incurred hereunder, including reasonable attorney's fees for such services as may be necessary in the premises and for the collection of said indebtedness and the foreclosure of this Mortgage; second, to the payment of whatever sum or sums the Mortgagee may have paid or become liable to pay in carrying out the terms and stipulations of this Mortgage, together with interest thereon; and finally, to the payment and satisfaction of the Note. The balance, if any, shall, unless the Court decrees otherwise, be paid into the registry of the Court having jurisdiction of said foreclosure suit, to abide the further order of said Court.

                  26. Notice: Any written notice, demand or request that is required to be made hereunder or under the Note or under any other instrument of security for the Note shall be served in person or by registered or certified mail, return receipt requested, addressed to the party to be served at its address set forth below:


Mortgagor:           IMAGING DIAGNOSTIC SYSTEMS, INC.
                     6531 NW 18th Court
                     Plantation, Florida 33313

Mortgagee:           PETER WOLOFSKY
                     6017 LeLac Road
                     Boca Raton, Florida 33496

With Copy to:        Bruce David Green, P.A.
                     600 South Andrews Avenue
                     Suite 400
                     Ft. Lauderdale, Florida 33301


The above addresses may be changed as to the applicable party by providing the other party with notice of such address change in the same manner provided above; provided however, so long as Mortgagor is the owner of all or any part of the Property the address of the Mortgagor must be located within the continental United States of America. In the event that written notice, demand or request is made as provided in this paragraph 26, then in the event that such notice is returned to the sender by the U. S. Postal System because of insufficient address or because the party has moved or otherwise, other than for insufficient postage, such writing shall be deemed to have been received by the party to whom it was addressed on the date that such writing was initially placed in the U. S. Postal System by the sender.

                  27. Severability: Wherever possible, each provision of this Mortgage shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provision(s) or of the remaining provisions of this Mortgage.

                  28. Binding Effect: Whenever the context of this Mortgage so admits or requires, the terms Mortgagor and Mortgagee shall include the heir, personal representatives, successors and/or assigns of the respective parties hereto; the use of the singular number shall include the plural, and the plural shall include the singular; the use of any gender shall include all genders, and if used, the term Note or Promissory Note shall include all the Notes herein described if more than one.

                    29. Headings: The headings of the paragraphs contained in this Mortgage are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of the parties hereto.

                  PROVIDED ALWAYS, HOWEVER, that if the Mortgagor shall pay unto the said Mortgagee the moneys provided for in and by said Note and Notes and this Mortgage shall well and truly keep, observe and perform, comply with and abide by each and every the stipulations, agreements, conditions and covenants thereof as and when required thereby then this deed and the estate hereby created shall cease and be null and void, otherwise the same shall remain of binding force and effect.

                  IN WITNESS WHEREOF, the Mortgagor has executed this Mortgage or has caused the same to be executed by its duly authorized representatives on the day and year first above written.

THIS IS A BALLOON MORTGAGE AND THE FINAL PRINCIPAL PAYMENT OR THE PRINCIPAL BALANCE DUE UPON MATURITY IS $739,961.53 TOGETHER WITH ACCRUED INTEREST, IF ANY, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE.

Signed, sealed and delivered in the presence of:
                                       IMAGING DIAGNOSTIC SYSTEMS, INC.
Executed In The Presence Of:


/s/ Allan L. Schwartz                  By:  /s/ Linda B. Grable
---------------------------                 -------------------
Witness (Signature)                    Linda B. Grable, CEO COB Print Name/Title
                                       ------------------------
Print Name:  Allan L. Schwartz




/s/ Donna A. Quinn
--------------------------
Witness (Signature)
Print Name:  Donna A. Quinn


STATE OF FLORIDA          :
                                          ss.
COUNTY OF BROWARD  :

     The foregoing instrument was acknowledged before me this 11th day of June, 2002, by Linda B. Grable Chief Executive Officer and Chairman of the Board of Imaging Diagnostic Systems, Inc., the Mortgagor.


                                        /s/ Bruce D. Green
                                        Notary Public
                                        State of Florida at Large
( ) Personally Known                    My commission # CC 803281
                                        My commission expires: February 21, 2003
(X) Photographic I.D.
Type: Florida Drivers License

THIS INSTRUMENT PREPARED BY:

Bruce D. Green, Esq.
600 South Andrews Avenue
Suite 400
Ft. Lauderdale, Florida 33301
Phone: (954) 522-8554